UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

The Newhall Land and Farming Company
(a California Limited Partnership)

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

1-8885	95-3931727
(Commission File Number)	(IRS Employer Identification No.)

23823 Valencia Blvd., Valencia, CA 91355
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 661-255-4000

Item 5.  Other Events

The Newhall Land and Farming Company issued a news release on October 21, 2003 announcing that the Company declared a regular quarterly distribution of 10 cents per partnership unit.  A copy of the news release is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibits

99.1                 News Release – Newhall Land Declares Regular Quarterly Distribution

99.2                 News Release – Newhall Land Reports 2003 Third Quarter Results

99.3                 Conference Call Transcript

Item 12.  Results of Operations and Financial Condition

The Newhall Land and Farming Company issued a news release on October 22, 2003 regarding the Company’s third quarter 2003 financial results.  A copy of the news release is furnished herewith under Item 12 of Form 8-K as Exhibit 99.2.  Additionally, on October 22, 2003, the Company held a conference call and webcast to discuss its third quarter 2003 financial results.  A transcript of the conference call is furnished herewith under Item 12 of Form 8-K as Exhibit 99.3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEWHALL LAND AND FARMING COMPANY
(a California Limited Partnership)
Registrant

	By:	Newhall Management Limited Partnership,
Managing General Partner

		By:	Newhall Management Corporation,
Managing General Partner

Date: October 27, 2003			By:	/s/ Donald L. Kimball
Donald L. Kimball
Vice President and Chief Financial
Officer (Principal Financial Officer)